UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: August 16, 2026

(Date of earliest event reported: August 14, 2026)

INTERNET SCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-55897	81-2775456
(State of Incorporation)	Commission File Number	(IRS EIN)

1330 Avenue of the Americas, 23rd Floor

New York, New York 10019

(Address of principal executive offices)

302-257-7300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
N/A	N/A	N/A

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Director — Michael Kahn

On August 14, 2026, Michael Kahn notified Internet Sciences, Inc. (the “Company”) of his resignation as a member of the Company’s Board of Directors, effective immediately. Mr. Kahn’s resignation letter did not cite any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.

Resignation of Director — Dimitrius M. Hutcherson

On August 15, 2026, Dimitrius M. Hutcherson notified the Company of his resignation as a member of the Company’s Board of Directors, effective immediately. Mr. Hutcherson’s resignation letter did not cite any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.

Resignation of Director — Keith R. Wyche

On August 15, 2026, Keith R. Wyche notified the Company of his resignation as a member of the Company’s Board of Directors, effective immediately. Mr. Wyche’s resignation letter did not cite any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.

Resignation of Director — Dr. Mark T. Maybury

On August 16, 2026, Dr. Mark T. Maybury notified the Company of his resignation as a member of the Company’s Board of Directors, effective immediately. Dr. Maybury’s resignation letter did not cite any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.

Resignation of Director — James C. Forbes

On August 16, 2026, James C. Forbes notified the Company of his resignation as a member of the Company’s Board of Directors, effective immediately. Mr. Forbes’s resignation letter did not cite any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.

Resignation of Director — Mark Deutsch

On August 16, 2026, Mark Deutsch notified the Company of his resignation as a member of the Company’s Board of Directors, effective immediately. Mr. Deutsch’s resignation letter did not cite any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.

Resignation of Director — Debra Bigman

On August 16, 2026, Debra Bigman notified the Company of her resignation as a member of the Company’s Board of Directors, effective immediately. Ms. Bigman’s resignation letter did not cite any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Resignation Letter of Michael Kahn, dated August 14, 2026.
99.2	Resignation Letter of Dimitrius M. Hutcherson, dated August 15, 2026.
99.3	Resignation Letter of Keith R. Wyche, dated August 15, 2026.
99.4	Resignation Letter of Dr. Mark T. Maybury, dated August 16, 2026.
99.5	Resignation Letter of James C. Forbes, dated August 16, 2026.
99.6	Resignation Letter of Mark Deutsch, dated August 16, 2026.
99.7	Resignation Letter of Debra Bigman, dated August 16, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Internet Sciences, Inc.

Dated: August 16, 2026	By:	/s/ Lynda Chervil
Lynda Chervil, CEO

3